UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024

Electriq Power Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 N. Flagler Drive,	Suite 1003	33401
West Palm Beach,	Florida
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (833) 462-2883
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ELIQ	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $6.57 per share	ELIQ.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).	Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 16, 2024, Electriq Power Holdings, Inc. (the “Company”) received written notice from the staff of NYSE Regulation (“NYSE Regulation”) that it has determined to commence proceedings to delist the Company’s Class A common stock, par value $0.0001 per share (ticker symbol: ELIQ) (the “Common Stock”), from the New York Stock Exchange (the “NYSE”) and that trading in the Common Stock was suspended immediately. NYSE Regulation reached its determination that the Common Stock is no longer suitable for listing because the Company had fallen below the NYSE’s continued listing standard that requires listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000, pursuant to Section 802.01B of the NYSE Listed Company Manual.

NYSE Regulation indicated that it will apply to the U.S. Securities and Exchange Commission (the “SEC”) to delist the Common Stock upon completion of all applicable procedures, which provide, among other things, that the Company has the right to appeal NYSE Regulation’s decision within 10 business days following receipt of notice thereof. The Company expects to appeal NYSE Regulation’s determination to delist the Common Stock. If the Company later determines to withdraw its appeal or the appeal is unsuccessful, it is expected that the Common Stock would be delisted from the NYSE at such time.

The Company anticipates that its Common Stock will begin trading in the over-the-counter market under its current symbol (ELIQ) when the Common Stock is suspended from trading on the NYSE. The over-the-counter market is a significantly more limited market than the NYSE, and quotation on the over-the-counter market likely results in a less liquid market for existing and potential stockholders of the Company to trade the Common Stock and could further depress the trading price of the Common Stock. The Company can provide no assurance that its Common Stock will continue to trade on this market, that broker-dealers will continue to provide public quotes of the Common Stock on this market, or that the trading volume of the Common Stock will be sufficient to provide for an efficient trading market.

The transition of the Common Stock to the over-the-counter market will not affect the Company’s business operations or its reporting requirements under the rules of the SEC.

Forward Looking Statements

This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the delisting of the Common Stock from the NYSE, the Company’s plans to appeal the delisting determination, the trading of the Common Stock on the over-the-counter market and the impact of the delisting on the Company’s business operations. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. These forward-looking statements are not guarantees of performance. You should understand that these statements are affected by factors set forth in the Company’s filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q (as amended) for the quarter ended September 30, 2023, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. The company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRIQ POWER HOLDINGS, INC.

Date: January 17, 2023	By:	/s/ Petrina Thomson
	Name:	Petrina Thomson
	Title:	Chief Financial Officer